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                                                                   EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (File Nos. 333-41557, 333-41559, 333-41561, 333-64819 and
333-100134) of Trover Solutions, Inc. of our report dated February 12, 2004 relating to the financial statements, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

Louisville, Kentucky
March 18, 2004